UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
April 2, 2020

Ciena Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware
(State or other jurisdiction of incorporation)
7035 Ridge Road, Hanover, MD
(Address of principal executive offices)

23-2725311
(IRS Employer Identification No.)
21076
(Zip Code)
Registrant's telephone number, including area code: (410) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS

On April 2, 2020, at the 2020 annual meeting of stockholders (the “Annual Meeting”) of Ciena Corporation (“Ciena”), Ciena’s stockholders approved an amendment to the Ciena Corporation 2017 Omnibus Incentive Plan (the “2017 Plan”) to increase by 12.2 million shares the number of shares of Ciena common stock available for issuance under the 2017 Plan (the “Plan Amendment”). The Plan Amendment became effective upon approval by the stockholders. A description of the Plan Amendment is set forth in Ciena’s proxy statement for the Annual Meeting in the section entitled "Proposal No. 2 - Amendment of Ciena's 2017 Omnibus Incentive Plan,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the copy of the Plan Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Ciena held the Annual Meeting on April 2, 2020. As of the February 4, 2020 record date, there were 153,911,399 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters described below were voted on by stockholders at the Annual Meeting and the number of votes cast with respect to each matter, and with respect to the election of directors, were as indicated below:

Proposal 1	For	Against	Abstain	Non-Votes

Election to the Board of Directors of three Class II directors:
Judith M. O'Brien	117,570,449	8,147,473	81,077	12,816,379
Joanne B. Olsen	122,563,906	3,150,764	84,329	12,816,379
Gary B. Smith	123,044,785	2,664,822	89,392	12,816,379

Election to the Board of Directors of one Class I director:
Devinder Kumar	123,957,240	1,755,411	86,348	12,816,379

Each director nominee above was elected by the vote of the majority of the votes cast by stockholders in accordance with Ciena's bylaws. The Class II directors will each serve a three-year term expiring at the 2023 annual meeting of stockholders. The Class I director will serve the remainder of his term until the 2022 annual meeting of stockholders.

Proposal 2	For	Against	Abstain	Non-Votes

Approval of the amendment of Ciena's 2017 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder by 12.2 million shares.	114,588,592	11,084,667	125,740	12,816,379

Proposal 3	For	Against	Abstain	Non-Votes

Ratification of the appointment of PricewaterhouseCoopers LLP as Ciena's independent registered public accounting firm for the fiscal year ending October 31, 2020:	134,512,523	3,905,577	197,278	0

Proposal 4	For	Against	Abstain	Non-Votes

A stockholder advisory vote on the named executive officer compensation described in the proxy materials:	118,580,936	7,033,442	184,621	12,816,379

Proposals 2, 3 and 4 were each approved by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on these proposals, with abstentions having the same effect as a vote “AGAINST” and broker non-votes not counted as a vote either “FOR” or “AGAINST” and having no effect on the outcome of the vote.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibits are being filed herewith:

	Exhibit Number	Description of Document

	10.1	Amendment to Ciena Corporation 2017 Omnibus Incentive Plan
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: April 6, 2020	By:	/s/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary